Exhibit 99.1

FOR IMMEDIATE RELEASE

Clearwater Analytics to Acquire Beacon and Blackstone’s Bistro to Deliver Investment Intelligence Across Private Markets

Building the Future of Investment Management with a Fully Integrated, Front-to-Back Platform That Unifies Data, Analytics and Execution Across Public and Private Securities

PIMCO, a Longtime Strategic Partner and Investor in Beacon, Will Continue to be a Partner in Developing the Next-Generation Platform

BOISE, Idaho, and NEW YORK, New York – March 12, 2025 — Clearwater Analytics (NYSE: CWAN) (“Clearwater”) today announced two strategic acquisitions, marking a major step toward transforming investment management technology.

Clearwater has entered into a definitive agreement to acquire Beacon, a next-generation leader for cross-asset class modeling and risk analytics for derivatives, private credit and debt, structured products and other alternative assets. Integrated with Wilshire’s equities and fixed income risk capabilities, this powerful engine enables portfolio modeling and risk management, addressing the growing focus on private and alternative assets. With institutional investors now allocating nearly 20% of their portfolios to alternatives, the need for sophisticated risk solutions has never been greater. Beacon’s platform provides complete transparency, openness and extensibility and is used by some of the most sophisticated financial firms including PIMCO, Blackstone, multi-strategy hedge funds, insurance asset managers, banks and energy traders.

Clearwater also announced a definitive asset purchase agreement to acquire Bistro, Blackstone’s proprietary portfolio visualization software platform built for Blackstone’s Credit & Insurance business. As the world’s largest alternative asset manager, Blackstone developed Bistro to support the growth of its insurance clients and provide a comprehensive view of private credit portfolios, including asset analytics, client reporting, and risk management insights. Two key foundational pillars of the Bistro platform are Clearwater and Beacon, and tight integration with these platforms has been—and continues to be—a core architectural construct.

“With this combination, Chief Investment and Chief Risk Officers will have a unified, real-time view of their entire portfolio—from public equities and private credit to structured products and alternatives—all in a single, cloud-native platform. The Clearwater platform will allow them to drill down and comprehensively understand their exposure to a company, industry or geography across all their investments, public and private. That will, in turn, allow them to model their entire portfolio, evaluate cash flows and understand risk. Add to that the industry-leading pre-trade capabilities of the Enfusion platform, and the industry will have a true front-to-back platform, enhancing their ability to make better investment decisions,” said Sandeep Sahai, CEO at Clearwater Analytics.

“This is an incredible moment—not just for Beacon, but for the entire industry,” said Kirat Singh, CEO of Beacon. “Our platform is already integrated with Clearwater and Enfusion at many of our shared clients, delivering best-in-class risk, performance and pre-trade functionality. By bringing these platforms together, along with Blackstone’s Bistro, we’re creating something truly industry-leading—giving institutional investors complete transparency across front office, pre-trade, risk and accounting. We believe no one else can offer this level of depth, and I couldn’t be more excited for what’s ahead.”

“Technology is critical to everything we do, including how we interface with key investors who are broadening their exposure to private credit assets. We built the Bistro platform to address a need we saw in the market both for ourselves and our clients to have a more advanced credit portfolio insights platform. Clearwater has an exciting opportunity to continue evolving this core infrastructure platform for the credit asset management industry and we look forward to helping them build something that creates enduring value,” said John Stecher, Chief Technology Officer of Blackstone.

Michael Chae, Blackstone Vice Chairman & Chief Financial Officer, added: “The culture of innovation at Blackstone extends across how we develop both investment and operational solutions, and the value creation represented by Bistro is a reflection of that.”

“PIMCO has had a strategic partnership and minority stake in Beacon since 2018 and is highly supportive of the combination with Clearwater. Our partnership with Beacon has enabled us to accelerate the development of market-leading risk and analytics tools on behalf of our clients. We are excited to build upon this long-standing partnership with Clearwater and to explore even more opportunities which create value for our clients globally,” said John Kirkowski, Managing Director and Chief Financial Officer of PIMCO.

For years, institutional investors have been forced to choose between powerful analytics and operational efficiency—relying on disparate, rigid, legacy platforms that create endless cycles of upgrades, manual reconciliations, and fragmented data spread across spreadsheets and disconnected systems. These inefficiencies slow decision-making, increase operational risk, and make it difficult to gain a unified view of portfolios.

Clearwater is eliminating these challenges with a true front-to-back, public-to-private market platform – a seamless integration of Clearwater’s industry-leading data and accounting platform with Beacon’s cross-asset risk modeling, Bistro’s alternative asset intelligence, and Enfusion’s front-office capabilities.

By breaking down data silos across the front, middle, and back-office, this platform will provide a single source of truth for investment execution, accounting, risk management, compliance, regulatory reporting, and analytics across all asset classes. For the first time, institutional investors can better see, analyze, and act across public and private markets in near real-time—without the operational bottlenecks of legacy systems.

Clearwater’s platform and architecture give us the opportunity to deliver on this promise. While seamlessly integrating these modern, cloud-native technology platforms will benefit clients immediately, our vision is much bolder.

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We aim to create a singular data ingestion, aggregation and reconciliation engine for use across all these business functions and platforms. The Clearwater platform already has the data architecture to support that today and processes over $8.8 trillion every day across asset classes. This will form the foundation and is, we believe, a game changer.

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Another foundational element is the pursuit of a single security master for use across these platforms. Clearwater’s current architecture uses that approach at scale and has a single security master for all its 1,450+ clients. Extending that to include the needs of these additional platforms will be transformational for the industry. Having a single security master is at the core of creating a true front to back platform and will, in our opinion, be a game changer.

The Clearwater platform will utilize a single security master and a unified data plane across all asset classes, business functions, and clients—including portfolio modeling, pre-trade compliance, trade execution, risk and performance management, accounting, post-trade compliance, and regulatory reporting.

We believe this has the power to transform portfolio transparency and dramatically enhance the speed of decision-making for investment managers. With real-time data flow, decision-making accelerates, while data-driven insights, real-time benchmarking, and scenario analysis empower investment teams to act confidently.

What This Means for Institutional Investors

For insurance companies and asset owners, these acquisitions represent a fully integrated technology stack for investment management that combines pre-trade, post-trade and risk all in one platform. It will bring all their public and private assets into a single analytics framework, obviating the need for constant upgrades, endless reconciliation and error-prone manual processing. This platform will also enable efficient asset liability matching and regulatory reporting and lower the cost of doing business.

For asset managers, this will mean eliminating inefficiencies in managing private credit, real estate debt, structured products and alternative investments. Clearwater will be the only SaaS platform capable of providing a complete, real-time understanding of exposures, cash flow dynamics and risk correlations across strategies, geographies and asset types. Client reporting that includes a comprehensive view of all their public and private assets and scenario modeling will be dramatically enhanced.

Clearwater’s vision goes beyond solving today’s challenges—its open architecture, single security master, single data plane and ability to do benchmarking provides the foundation for the creation of marketplaces, both commercial and technology. Firms will be able to offer proprietary models for use by market participants. Other firms could offer regulatory reporting enhancements for different countries and tax regimes.

Clearwater will acquire Beacon for an aggregate purchase price of approximately $560m, 60% of which will be paid in cash, with the remainder to be paid in shares of Clearwater Class A common stock valued at approximately $30.05 per share. With ARR of approximately $44m at the end of 2024, this platform has scale and market acceptance as a leading risk and modeling platform.

The purchase price for the Bistro software is $125m, of which $10m will be paid in cash and the remainder will be paid in shares of Class A common stock, valued at $30.00 per share. This transaction represents the purchase of a platform developed by Blackstone.

Clearwater will use the proceeds from its previously committed $800m Term Loan B, cash on hand, and a portion of its $200m revolving line of credit to fund the acquisitions of Beacon and Bistro and the previously announced acquisition of Enfusion.

“These transactions bring the critical IP needed to build a disruptive, end-to-end platform for the investment management industry. Integrating these platforms into a single, seamless solution will require intense focus and execution over the next year or two, but I’m confident in our ability to deliver. As we complete this work, we expect our customers to be completely delighted,” added Sahai.

Conference Call and Webcast

Clearwater Analytics will host an investor conference call to discuss the transaction on March 12, 2025, at 8:30 a.m. ET. A live webcast of the call will be accessible via Clearwater’s Investor Relations website at investors.clearwateranalytics.com. A replay of the webcast will also be available on Clearwater’s Investor Relations website shortly after the call.

Advisors

Kirkland & Ellis LLP is serving as legal advisor to Clearwater in both transactions. Orrick, Herrington & Sutcliffe LLP is serving as legal advisor to Beacon. Simpson Thacher & Bartlett LLP is serving as legal advisor to Blackstone. Broadhaven Capital Partners served as financial advisor to Beacon.

About Clearwater Analytics

Clearwater Analytics (NYSE: CWAN), a global, industry-leading SaaS solution, automates the entire investment lifecycle. With a single instance, multi-tenant architecture, Clearwater offers award-winning investment portfolio planning, performance reporting, data aggregation, reconciliation, accounting, compliance, risk, and order management. Each day, leading insurers, asset managers, corporations, and governments use Clearwater’s trusted data to drive efficient, scalable investing on more than $8.8 trillion in assets spanning traditional and alternative asset types. Additional information about Clearwater can be found at clearwateranalytics.com.

About Beacon

Beacon enables front-office, risk, and investment teams to manage risk, focus on developing strategies, and capture market opportunities using our cross-asset trading and risk management models and applications. Beacon’s unified, cloud-native platform and shared code repository give quantitative developers the flexibility to integrate with existing in-house and third-party systems and data providers to rapidly build, test, and deploy custom risk models and analytics.

About Blackstone

Blackstone is the world’s largest alternative asset manager. We seek to deliver compelling returns for institutional and individual investors by strengthening the companies in which we invest. Our more than $1.1 trillion in assets under management include global investment strategies focused on real estate, private equity, infrastructure, life sciences, growth equity, credit, real assets, secondaries and hedge funds. Further information is available at www.blackstone.com. Follow @blackstone on LinkedIn, X (Twitter), and Instagram.

Use of Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the beliefs and assumptions of Clearwater’s management and on information currently available to them. Forward-looking statements include information concerning the following factors in reference to Clearwater, Enfusion, Beacon and/or Bistro (the acquisitions of Enfusion, Beacon and Bistro are referred to herein as the “Referenced Acquisitions”): the timing of the consummation of any of the Referenced Acquisitions and the ability to satisfy closing conditions, possible or assumed future results of operations, possible or assumed performance, business strategies, technology developments, financing and investment plans, competitive position, industry, economic and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “aim,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements.

Forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which are beyond Clearwater’s control, that may cause its actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the ability to successfully close the Referenced Acquisitions, Clearwater’s ability to successfully integrate the operations and technology of the Referenced Acquisitions with those of Clearwater and to obtain third party data rights, retain and incentivize the employees of Enfusion and Beacon following the close of the acquisition, retain clients in the case of the acquisition of Enfusion and Beacon, repay debt to be incurred in connection with the Referenced Acquisitions and meet financial covenants to be imposed in connection with such debt, risks that cost savings, synergies and growth from the Referenced Acquisitions may not be fully realized or may take longer to realize than expected, as well as other risks and uncertainties discussed under “Risk Factors” in Clearwater’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the US Securities and Exchange Commission (the “SEC”) on February 26, 2025, as well as in other periodic reports filed by Clearwater with the SEC. These filings are available at www.sec.gov and on Clearwater’s website, investors.clearwateranalytics.com. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this press release and should not be relied upon as representing Clearwater’s expectations or beliefs as of any date subsequent to the time they are made. Clearwater does not undertake to and specifically declines any obligation to update any forward-looking statements that may be made from time to time by or on behalf of Clearwater.

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Investor Contact for Clearwater Analytics

Joon Park | +1 415-906-9242 | investors@clearwateranalytics.com

Media Contact for Clearwater Analytics

Claudia Cahill | +1 703-728-1221 | press@clearwateranalytics.com